Exhibit 10.3
CONVENIO MODIFACTORIO A UN CONTRATO DE APERTURA DE CREDITO EN CUENTA CORRIENTE QUE CELEBRAN:		AGREEMENT TO MODIFY CHECKING ACCOUNT CREDIT OPENING CONTRACT ENTERED INTO BY:

I.
BBVA BANCOMER, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, COMO ACREDITANTE, A QUIEN EN LO SUCESIVO SE DESIGNARÁ COMO "BANCOMER", REPRESENTADA POR SUS APODERADOS, SEÑORES RAÚL PÉREZ SALDAÑA Y HUGO ALEJANDRO GUTIERRÉZ MARTÍNEZ;
I.
BBVA BANCOMER, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, AS THE CREDITOR, WHICH HEREINAFTER WILL BE REFERRED TO AS "BANCOMER", REPRESENTED BY ITS GENERAL COUNSELS, RAÚL PÉREZ SALDAÑA AND HUGO ALEJANDRO GUTIERRÉZ MARTÍNEZ;

II.	LA SOCIEDAD DENOMINADA "AVICOLA PILGRIM'S PRIDE DE MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, A QUIEN SE DESIGNARÁ COMO "EL CLIENTE", REPRESENTADA POR EL SEÑOR HÉCTOR RENÉ DURÁN MANTILLA.	II.	THE COMPANY TITLED "AVICOLA PILGRIM'S PRIDE DE MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, WHICH HEREINAFTER WILL BE REFERRED TO AS "THE CUSTOMER", REPRESENTED BY HÉCTOR RENÉ DURÁN MANTILLA.

III.
CON LA COMPARECENCIA DE "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE, Y "COMERCIALIZADORA DE CARNES DE MÉXICO", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE, AMBAS RESPRESENTADAS EN ESTE ACTO POR EL SEÑOR HÉCTOR RENÉ DURÁN MANTILLA, A QUIENES EN LO SUCESIVO EN SU CONJUNTO SE LES DENOMINARÁ COMO "LOS FIADORES" Y CONJUNTAMENTE CON "BANCOMER" Y "EL CLIENTE" COMO "LAS PARTES".
III.
WITH THE APPEARANCE OF "PILGRIM'S PRIDE", SOCIEDAD RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE, AND "COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE, BOTH REPRESENTED HEREIN BY HÉCTOR RENÉ DURÁN MANTILLA, WHICH HEREINAFTER WILL BE REFERRED TO JOINTLY AS "THE GUARANTORS" AND, ALONG WITH "BANCOMER" AND "THE CUSTOMER", AS "THE PARTIES."

AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS.		THIS CONTRACT IS TO BE GOVERNED BY THE FOLLOWING STATEMENTS AND CLAUSES:

DECLARACIONES		RECITALS

I.- Declaran "LAS PARTES" que mediante escrito privado de fecha 23 de julio de 2014, celebraron un Contrato de Apertura de Crédito en Cuenta Corriente hasta por la cantidad de $560'000,000.00 (Quinientos sesenta millones de pesos 00/100 Moneda Nacional), cuyo destino fue para capital de trabajo y con una vigencia de 3 (tres) años contados a partir de la fecha de firma del Contrato, esto es, terminará precisamente el día 23 de julio de 2017, en lo sucesivo se le denominará indistintamente "EL CONTRATO ORIGINAL" o el "CREDITO".

I.- "THE PARTIES" hereby state that, by means of a private document dated July 23, 2014, they entered into a Checking Account Credit Opening Contract for up to the amount of $560,000,000.00 (Five Hundred Sixty Million and 00/100 Mexican pesos) to be used for working capital. Said Contract was to be in effect for three (3) years beginning on the Contract signing date, i.e., it will terminate on precisely July 23, 2017. Hereinafter it will be referred to as either "THE ORIGINAL CONTRACT", or the "LOAN".

II.- Declaran "LAS PARTES" que por así convenir a sus intereses, éstos otorgan en este acto su plena conformidad para modificar "EL CONTRATO ORIGINAL" descrito en la Declaración I (uno romano) de este Convenio, por lo que ve única y exclusivamente a: (i) el incremento del importe del "CREDITO", y (ii) la tasa de intereses, por lo que en consecuencia se hace necesario modificar: (a) el primer párrafo de la Cláusula PRIMERA.- IMPORTE, y (b) el primer párrafo de la Cláusula SEXTA.- INTERESES ORDINARIOS de "EL CONTRATO ORIGINAL" citado con anterioridad.

II.- "THE PARTIES" hereby state that, since it suits their interests, they hereby grant their full consent to modify "THE ORIGINAL CONTRACT" described in Section I (Roman Numeral I) of this Agreement so that it solely and exclusively reads as follows: (i) The increase in the "LOAN" payment and (ii) interest rate, such that there is a need to modify: (a) The first paragraph of Clause 1. AMOUNT, and (b) The first paragraph of Clause 6. ORDINARY INTEREST of "THE ORIGINAL CONTRACT", as cited previously.

/s/ RPS
/s/ HAGM
/s/ HRDM

III.- Declaran "LAS PARTES" que en la celebración del presente Convenio no existe error, dolo, mala fe, lesión, violencia, ni cualquier otro vicio del consentimiento.	III.- "THE PARTIES" hereby state that entering into the Agreement does not involve any error, malice, bad faith, injury, violence, or any other defect in the consent.

IV.- Declaran "LAS PARTES" que se reconocen la personalidad con que se ostentan, así como reconocen la fuerza y validez de las estipulaciones, declaraciones y definiciones contenidas en este Convenio.	IV.- "THE PARTIES" hereby state that they acknowledge the powers that they wield and recognize the force and validity of the stipulations, statements, and definitions agreed to in this Agreement.

V.- Declaran "LAS PARTES", que es su voluntad celebrar el presente Convenio y sujetarse a lo estipulado en las siguientes:	V.- "THE PARTIES" hereby stated that it is their will to enter into this Agreement and to submit themselves to the following stipulations:

CLÁUSULAS	CLAUSES

PRIMERA. MODIFICACION A "EL CONTRATO ORIGINAL". Por virtud del presente Convenio, se modifica el primer párrafo de la Cláusula PRIMERA correspondiente al IMPORTE del "CREDITO" y el primer párrafo de la Cláusula SEXTA correspondiente a los INTERESES ORDINARIOS, para que en lo sucesivo queden redactadas y sean aplicables bajo los siguientes términos:

1. MODIFICATION OF "THE ORIGINAL CONTRACT". By virtue of this Agreement, the first paragraph in Clause 1 is hereby modified as it relates to the "LOAN" AMOUNT, along with the first paragraph in Clause 6 pertaining to ORDINARY INTEREST such that hereinafter they read and are applicable using the following terms:

"...
PRIMERA.- IMPORTE. Por virtud del presente contrato "BANCOMER" abre a "EL CLIENTE un Crédito en Cuenta Corriente, hasta por la cantidad de $1,500'000,000.00 (Mil quinientos millones de pesos 00/100 Moneda Nacional), en lo sucesivo el "CREDITO".
..."

"...
1. AMOUNT. By virtue of this contract, "BANCOMER" is hereby granting a LOAN to "THE CUSTOMER", to be deposited into the CUSTOMER's checking account, in the amount of $1,500,000,000.00 (ONE BILLION FIVE HUNDRED MILLION AND 00/100 MEXICAN PESOS), hereinafter referred to as the "LOAN."
..."

"...
SEXTA.- INTERESES ORDINARIOS. "EL CLIENTE" se obliga a pagar a "BANCOMER", durante la vigencia del presente contrato, intereses ordinarios sobre la suerte principal insoluta del "CREDITO", que se calcularán a una tasa anualizada que será el equivalente a la Tasa TIIE (según se define más 0.90 (cero punto noventa) puntos prcentuales.
..."

"...
6. ORDINARY INTEREST. "THE CUSTOMER", during the effective period of this contract, must pay regular interest to "BANCOMER" on the outstanding principal for the "LOAN". Said regular interest will be calculated at an annualized rate that will be the equivalent of the TIIE Rate (as defined hereafter) plus 0.90 (zero point ninety) percent.
..."

SEGUNDA. RATIFICACIÓN DE LA FIANZA. Con el fin de seguir garantizando el cumplimiento de las obligaciones contraídas por "EL CLIENTE" de acuerdo a lo pactado en "EL CONTRATO ORIGINAL", especialmente la del puntual pago de capital, la del pago de los intereses que se causen a las tasas convenidas, aún de los causados y no cubiertos en un périodo, así como la del pago de los gastos que se originen en virtud de "EL CONTRATO ORIGINAL" y del presente Convenio o de resoluciones judiciales y de los que por Ley se causen, "LOS FIADORES", ratifican por las modificaciones realizadas en la presente Convenio a "EL CONTRATO ORIGINAL" en favor de "BANCOMER", la fianza, constituida originalmente en "EL CONTRATO ORIGINAL" que se menciona en la Declaración I (uno romano) de este Convenio.

2. RATIFICATION OF GUARANTEE. To continue guaranteeing fulfillment of the obligations assumed by "THE CUSTOMER" according to the stipulations in "THE ORIGINAL CONTRACT", especially about the payment to the principal, the payment for interest arising form the stipulated rates, even for the payments that arise that are not made in a period, as well as the payment for expenses that arise by virtue of "THE ORIGINAL CONTRACT" and the Agreement or legal rulings and any payments arising from the Law, "THE GUARANTORS" hereby ratify the modifications made by this Agreement to "THE ORIGINAL CONTRACT" to the benefit of "BANCOMER", the guarantee created originally in "THE ORIGINAL CONTRACT" as mentioned in Statement I (Roman Number I) of this Agreement.

/s/ RPS
/s/ HAGM
/s/ HRDM

TERCERA. DE LA NO NOVACIÓN. A excepción de las modificaciones a que se hizo referencia en la Cláusula Primera de este Convenio, los comparecientes ratifican el resto de "EL CONTRATO ORIGINAL" descrito en la Declaración I (uno romano) de este Convenio, el cual prevalece con el mismo vigor y alcance legal que sus otorgantes le confirieron al momento de celebrarlo, incluyendo desde luego las FIANZAS otorgadas, por lo que "LAS PARTES" manifiestan expresamente que el presente Convenio no constituye novación alguna, ni extinción de las obligaciones contraídas originalmente en el Contrato de Apertura de Crédito en Cuenta Corriente.

3. NON-RENEWAL. With the exception of the modifications referenced in Clause 1 of this Agreement, the parties hereby ratify the rest of "THE ORIGINAL CONTRACT" described in Statement 1 (Roman Numeral I) of this Agreement, which prevails with the same force and legal effect that its issuers conferred when the Agreement was entered into, including as well the "GUARANTEES" issued such that "THE PARTIES" hereby expressly state that this Agreement is not any renewal whatsoever or extinguishment of the obligations entered into originally in the Checking Account Credit Opening Contract.

CUARTA. DE LOS DOMICILIOS Y NOTIFICACIONES. Cualquier comunicación que deban darse "LAS PARTES" bajo el presente Convenio, deberá hacerse por escrito mediante correo certificado con acuse de recibo dirigido a la parte correspondiente, o de cualquier otra forma fehaciente, en las direcciones que "LAS PARTES" consignan a continuación:

4. DOMICILE AND SERVICE OF NOTIFICATIONS. Any communication that "THE PARTIES" must serve related to this Agreement must be in writing by certified mail with return receipt requested and addressed to the pertinent party or served in any other reliable manner, to "THE PARTIES" addesses set down below:

"BANCOMER" en: Avenida Paseo de la Reforma número 510, Colonia Juárez, Código Postal 06600, Delegación Cuauhtémoc, México, Distrito Federal.	BANCOMER at: Avenida Paseo de la Reforma number 510, Colonia Juárez, Postal Code 06600, Delegación Cuauhtémoc, Mexico City, the Federal District.

"EL CLIENTE" en: Privada de los Industriales número 115, Jurica, Código Postal 76100 en Querétaro, Querétaro.	"THE CUSTOMER" at: Privada de los Industriales number 115, Jurica, Postal Code 76100, in Querétaro, Querétaro.

"LOS FIADORES":	"THE GUARANTORS":

1. "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE en: Privada de los Industriales número 115, Jurica, Código Postal 76100 en Querétaro, Querétaro.	1. "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE at: Privada de los Industriales number 115, Jurica, Postal Code 76100, in Querétaro, Querétaro.

2. "COMERCIALIZADORA DE CARNES DE MÉXICO", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE en: Privada de los Industriales número 115, Jurica, Código Postal 76100 en Querétaro, Querétaro.	2. "COMERCIALIZADORA DE CARNES DE MÉXICO", SOCIEDAD DE RESPONSIBILIDAD LIMITADA DE CAPITAL VARIABLE at: Privada de los Industriales number 115, Jurica, Postal Code 76100, in Querétaro, Querétaro.

"EL CLIENTE" y "LOS FIADORES" deberán informar a "BANCOMER" del cambio en su domicilio, con cuando menos 10 (diez) días hábiles de anticipación. En caso de no hacerlo, todos los avisos, notificaciones y demás diligencias judiciales o extrajudiciales que se hagan en el domicilio indicado por las mismas, en esta cláusula, surtirán plenamente sus efectos.

"THE CUSTOMER" and "THE GUARANTORS" must report any change of domicile to "BANCOMER" at least ten (10) business days in advance. If the change in domicile is not reported, all the reports, notifications, and other legal or other communications that are served at the domiciles indicated by them in this clause will be held to have been legally served.

QUINTA. LEYES Y TRIBUNALES. Asimismo para todo lo relativo a la interpretación, ejecución y cumplimiento del presente Convenio, "LAS PARTES" se someten a la jurisdicción de las Leyes y Tribunales del la Ciudad de México, Distrito Federal, renunciando expresamente al fuero de su domicilio presente o futuro.

5. LAWS AND COURTS OF LAW. Likewise, for anything related to interpreting, executing and complying with this Agreement, "THE PARTIES" submit themselves to the jurisdiction of the courts of law in Mexico City, the Federal District, and hereby expressly waive any other venue related to their present or future domicile.

Enterados del contenido y alcance del presente Convenio, "LAS PARTES" lo firman por triplicado en la Ciudad de Querétaro, Querétaro el día 3 de noviembre de 2015.	IN WITNESS WHEREOF, "THE PARTIES" had set their hands until three true and faithful copies hereof in the City of Querétaro, Querétaro, on the 3 day of November 2015.

/s/ RPS
/s/ HAGM
/s/ HRDM

"BANCOMER" BBVA BANCOMER, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER POR CONDUCTO DE SUS APODERADOS		"BANCOMER" BBVA BANCOMER, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER THROUGH THEIR ATTORNEYS
/s/ Raúl Pérez Saldaña	/s/ Hugo Alejandro Gutierréz Martínez	/s/ Raúl Pérez Saldaña	/s/ Hugo Alejandro Gutierréz Martínez
SEÑOR RAÚL PÉREZ SALDAÑA	SEÑOR HUGO ALEJANDRO GUTIERRÉZ MARTÍNEZ	RAÚL PÉREZ SALDAÑA	HUGO ALEJANDRO GUTIERRÉZ MARTÍNEZ

"EL CLIENTE" "AVICOLA PILGRIM'S PRIDE DE MÉXICO", S.A. DE C.V. REPRESENTADA POR:		"THE CUSTOMER" "AVICOLA PILGRIM'S PRIDE DE MÉXICO", S.A. DE C.V. REPRESENTED BY:
/s/ Héctor René Durán Mantilla		/s/ Héctor René Durán Mantilla
SEÑOR HÉCTOR RENÉ DURÁN MANTILLA		HÉCTOR RENÉ DURÁN MANTILLA

"LOS FIADORES" "PILGRIM'S PRIDE", S. DE R.L. DE C.V. REPRESENTADA POR:		"THE GUARANTORS" "PILGRIM'S PRIDE", S. DE R.L. DE C.V. REPRESENTED BY:
/s/ Héctor René Durán Mantilla		/s/ Héctor René Durán Mantilla
SEÑOR HÉCTOR RENÉ DURÁN MANTILLA		HÉCTOR RENÉ DURÁN MANTILLA

"LOS FIADORES" "COMERCIALIZADORA DE CARNES DE MÉXICO", S. DE R.L. DE C.V. REPRESENTADA POR:		"THE GUARANTORS" "COMERCIALIZADORA DE CARNES DE MÉXICO", S. DE R.L. DE C.V. REPRESENTED BY:
/s/ Héctor René Durán Mantilla		/s/ Héctor René Durán Mantilla
SEÑOR HÉCTOR RENÉ DURÁN MANTILLA		HÉCTOR RENÉ DURÁN MANTILLA

ESTA HOJA DE FIRMAS CORRESPONDE AL CONVENIO MODIFICATORIO A UN CONTRATO DE APERTURA DE CREDITO EN CUENTA CORRIENTE CELEBRADO ENTRE LAS EMPRESA "AVICOLA PILGRIM'S PRIDE DE MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE Y "BBVA BANCOMER", S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, DE FECHA 3 DE NOVIEMBRE DE 2015.

THIS SIGNATURE SHEET PERTAINS TO THE AGREEMENT TO MODIFY A CHECKING ACCOUNT CREDIT OPENING CONTRACT ENTERED INTO BY THE COMPANY "AVICOLA PILGRIM'S PRIDE DE MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE AND "BBVA BANCOMER", S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, DATED THE 3 DAY OF NOVEMBER 2015.